Exhibit 10.1

AMENDMENT NO. 9

The Workers’ Compensation and Employers’ Liability Excess of Loss Reinsurance Agreement of July 1, 2002, between EMPLOYERS REINSURANCE CORPORATION of Overland Park, Kansas and ZENITH INSURANCE COMPANY and ZNAT INSURANCE COMPANY, both of Woodland Hills, California, is hereby amended as follows:

It is understood and agreed that, as respects occurrences taking place on or after May 1, 2008, only:

(A)          Swiss Reinsurance America Corporation shall be substituted in the place of Employers Reinsurance Corporation (now known as Westport Insurance Corporation) as the Reinsurer hereunder, but only as respects occurrences taking place on or after May 1, 2008.  Swiss Reinsurance America Corporation shall have no liability hereunder as respects occurrences taking place prior to May 1, 2008.  Employers Reinsurance Corporation (now known as Westport Insurance Corporation) shall remain the Reinsurer hereunder as respects occurrences taking place prior to May 1, 2008.

(B)           As respects occurrence taking place on or after May 1, 2008, Articles I through XVI of this agreement, the Insolvency Clause and the Nuclear Incident Exclusion Clauses and Amendment Nos. 1 through 8 of this agreement are deleted in their entirety and replaced with the provisions attached to this Amendment No. 9.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed in duplicate by their duly authorized representatives.

ZENITH INSURANCE COMPANY		SWISS REINSURANCE AMERICA
CORPORATION

/s/ Jack D. Miller		/s/ Lawrence D. Hunter-Blank
Printed name: Jack D. Miller		Printed name: Lawrence D. Hunter-Blank
Title: President		Title: Vice President

/s/ Kari L. Van Gundy		/s/ Damian C. Hornick
Printed name: Kari L. Van Gundy		Printed name: Damian C. Hornick
Title:	Executive Vice President and	Title: Senior Vice President
Chief Financial Officer

Date:	July 24, 2008	Date:	July 23, 2008

ZNAT INSURANCE COMPANY		WESTPORT INSURANCE CORPORATION
(formerly named Employers Reinsurance
Corporation)

/s/ Jack D. Miller		/s/ Holly Lowe
Printed name: Jack D. Miller		Printed name: Holly Lowe
Title: President		Title: Vice President

/s/ Kari L. Van Gundy		/s/ Joel Kim Prather
Printed name: Kari L. Van Gundy		Printed name: Joel Kim Prather
Title:	Executive Vice President and	Title: Vice President
Chief Financial Officer

Date:	July 24, 2008	Date:	July 22, 2008

Page 1 of 17 Pages

WORKERS’ COMPENSATION AND EMPLOYERS’ LIABILITY

EXCESS OF LOSS REINSURANCE AGREEMENT

May 1, 2008

TABLE OF CONTENTS

Article

Page

I

Application of Agreement

3

II

Territory

4

III

Reinsurance

4

IV

Terrorism Sublimit

4

V

Exclusions

6

VI

Excluded Risks Inadvertently Bound

8

VII

Definition of Occurrence

8

VIII

Definitions of Loss and Claim Expenses

8

IX

Loss in Excess of Policy Limits

9

X

Extra Contractual Obligations

10

XI

Reinsurance Premium

11

XII

Net Premium Income

11

XIII

Reporting and Accounting

11

XIV

Claims

11

XV

Liability of Reinsurer

12

XVI

Offset

13

XVII

Inspection of Records

13

XVIII

Assignments and Changes of Interest

13

XIX

Dispute Resolution

13

XX

Termination

15

Attachments:	Insolvency Clause	16
	Nuclear Incident Exclusion Clauses	17

Page 2 of 17 Pages

In consideration of the mutual covenants hereinafter contained, the parties hereto agree as follows:

ARTICLE I

APPLICATION OF AGREEMENT.  This agreement applies to the Workers’ Compensation and Employers’ Liability line of business, as respects occurrences taking place on or after the effective date and prior to the termination date of this agreement.

This agreement does not apply to:

(a)           reinsurance assumed by the Company, except for reinsurance assumed by the Company from Westport Insurance Corporation relating to incidental exposures from the state of New Hampshire underwritten by Zenith Insurance Company and issued by Westport Insurance Corporation;

(b)           policies written specifically as excess insurance over an underlying policy on the same insured;

(c)           policies written excess of a deductible or retention greater than $250,000 each occurrence, unless prior written approval is obtained from the Reinsurer by the Company, in which case this agreement shall apply to any such policy subject to such notice of approval;

(d)           business written by the Company as a pro rata participant with one or more other insurers;

(e)           business to the extent that it is reinsured outside of this agreement, except:

(i)            reinsurance afforded the Company under a reinsurance pooling arrangement among the Company and its affiliates, recoveries under which shall be ignored for purposes of this agreement;

(ii)           quota share reinsurance provided by Odyssey America Reinsurance Corporation;

(f)            the Company’s liability as a participant, member, subscriber or reinsurer of any pool, syndicate, association, insolvency fund, guaranty fund or other combination of insurers or reinsurers formed for the purpose of covering specific coverages, specific lines of business or for the purpose of insuring or reinsuring risks located in specific geographical areas.

The Insolvency Clause and the Nuclear Incident Exclusion Clauses are attached hereto and made a part of this agreement.

Page 3 of 17 Pages

ARTICLE II

TERRITORY.  This agreement applies to policies issued by the Company within the United States of America, its territories and possessions, and Canada and shall apply to losses covered hereunder wherever occurring.

ARTICLE III

REINSURANCE.  As respects loss sustained by the Company under this agreement, for each occurrence regardless of the number of policies involved in such occurrence, the Company shall retain as its own net retention the first $5,000,000 of loss and the Reinsurer hereby agrees to indemnify the Company against loss in excess of such retention subject to a limit of $5,000,000 each occurrence and an annual aggregate limit of $25,000,000, the first such annual period commencing on May 1, 2008 and ending the following April 30, and each successive 12 calendar month period thereafter.

Occupational disease sustained by each employee shall be deemed to be a separate occurrence.

Notwithstanding any provision of this agreement to the contrary, the Company has the right to carry facultative reinsurance up to $2,500,000 each occurrence with respect to its net retained liability pertaining to its Florida horse related business.  The Company may make changes in such facultative reinsurance without notice to the Reinsurer, and such facultative reinsurance shall not be taken into account in calculating the net retention of the Company for the purpose of this agreement; neither shall any portion of the recoveries under such facultative reinsurance be deducted in arriving at the gross and net loss of the Company hereunder, nor shall the Company’s right of recovery hereunder be impaired thereby.  Recoveries under such facultative reinsurance shall inure solely to the benefit of the Company.

ARTICLE IV

TERRORISM SUBLIMIT.  The following perils, risks and kinds of insurance are subject to an annual aggregate sublimit under this agreement:

Loss, destruction or damage occasioned by an act or multiple or related acts of Terrorism; whether such loss, destruction or damage is caused directly, indirectly, happening through, or in consequence of such Terrorism.  The term “Terrorism” as used herein shall mean:

(a)           A violent act or an act dangerous to human life, tangible or intangible property or infrastructure, that is a violation of the criminal laws of the United States or of any State or Country, or that would be a criminal violation if committed within the jurisdiction of the United States or of any State or Country; and

(b)           Appears to be intended to:

1.             Intimidate, coerce or incite a civilian population; or

Page 4 of 17 Pages

2.             Inflict economic loss or disrupt any segment of a local, national or global economy; or

3.             Influence or protest against the policy or conduct of a government by any means including mass destruction, murder, kidnapping, hijacking, hostage-taking, intimidation or coercion.

Provided, however, that this sublimit only applies if one or more of the following are attributable to an incident of Terrorism:

(a)           The total of insured damage to all types of property exceeds $25,000,000.  In determining whether the $25,000,000 threshold is exceeded, we will include all insured damage sustained by property of all persons and entities affected by the Terrorism and business interruption losses sustained by owners or occupants of the damaged property.  For the purpose of this provision, “insured damage” means damage that is covered by any insurance plus damage that would be covered by any insurance but for the application of any terrorism exclusions; or

(b)          Ten or more persons sustain death or serious physical injury.  For the purposes of this provision, serious physical injury means:

1.             Physical injury that involves a substantial risk of death; or

2.             Protracted and obvious physical disfigurement; or

3.             Protracted loss of or impairment of the function of a bodily member or organ; or

(c)           The Terrorism involves the use, release or escape of nuclear materials, or directly or indirectly results in nuclear reaction or radiation or radioactive contamination; or

(d)           The Terrorism is carried out by means of the dispersal or application of pathogenic or poisonous biological or chemical materials; or

(e)           Pathogenic or poisonous biological or chemical materials are released, and it appears that one purpose of the Terrorism was to release such materials.

Other than paragraphs (c), (d) and (e), immediately preceding, paragraphs (a) and (b) immediately preceding, describe the thresholds used to measure the magnitude of an incident of Terrorism and the circumstances in which the threshold will apply for the purpose of determining whether the Terrorism Sublimit will apply to that incident.  In the event of any incident of Terrorism that is not subject to the Terrorism Sublimit, coverage does not apply to any loss or damage that is otherwise excluded under this agreement.

Multiple incidents of Terrorism which occur within a seventy-two hour period and appear to be carried out in concert or to have a related purpose or common leadership shall be considered to be one incident.

Page 5 of 17 Pages

As respects the subject business to which this agreement applies, all Terrorism loss amounts paid by the Company for which this Terrorism Sublimit applies shall be combined and the total amount for which the Reinsurer shall be obligated shall not exceed $5,000,000 any one 12 month period.

For the purposes of the application of this provision:

(a)	“12 month period” means 12 calendar months beginning on the effective or anniversary date and ending on the date 12 calendar months thereafter.

(b)

Any amount indemnified by the Reinsurer with respect to the subject business hereunder shall be a part of and not in addition to any other statement of the reinsurance limit(s) set out in this agreement.

ARTICLE V

EXCLUSIONS.      Reinsurance does not apply to loss:

(a)           arising out of any of the following coverages or operations carried on by the insured as a principal operation:

(1)	Working or navigation of any vessel, other than light craft on inland waterways and dredging;

(2)	Manufacture, storage, filling, breaking down, or transport of fireworks, ammunition, fuse, cartridges, powder, nitroglycerine or any explosive;

(3)	Underground mining and all coal mining whether above or below ground;

(4)	Oil and natural gas exploration, drilling and refining, except maintenance work. This exclusion does not apply to oil or gas geologists or scouts;

(5)	Manufacture of celluloid and pyroxylin;

(6)

Erection of structural iron and/or steel works, unless in conjunction with ordinary construction of buildings, except that this exclusion shall not apply to insureds engaged in steel work where such steel work erection is not beyond twelve stories in height;

(7)	Contractors doing building wrecking exclusively;

(8)	Shoring, underpinning, or moving of buildings or structures;

Page 6 of 17 Pages

(9)           Tunneling and subway construction;

(10)         Blasting;

(11)         Tower, steeple and chimney shaft work;

(12)         Operation of dry docks, quays and wharves;

(13)         Construction or maintenance of coffer dams;

(14)         Subaqueous constructions and/or other subaqueous work;

(15)         Oil tanks and/or refining works;

(16)         Aviation risks involving flying risks;

(17)         Operations involving atomic energy and nuclear fission;

(18)         Nuclear power plants;

(19)         Use, handling and transportation of radioactive material, however this exclusion does not apply for medical use;

(20)         Asbestos removal and encapsulation exposures;

(21)         Operations of a carrier by rail;

(22)         Professional sports teams except racing teams;

(23)         All exposures covered under the Jones Act; or

(24)         Employee leasing and Professional Employment Organizations (PEO’s);

(b)           arising, directly or indirectly, out of:

(1)           War, including undeclared or civil war;

(2)           Warlike action by a military force, including action in hindering or defending against an actual or expected attack, by any government, sovereign or other authority in using military personnel or other agents; or

(3)           Insurrection, rebellion, revolution, usurped power, or action taken by governmental authority in hindering or defending against any of these.

The Company may submit to the Reinsurer for special acceptance any risk excluded hereunder.

Page 7 of 17 Pages

ARTICLE VI

EXCLUDED RISKS INADVERTENTLY BOUND.  If, without the knowledge of a member of the Company’s underwriting department, the Company becomes bound on a risk specifically excluded in this agreement, such reinsurance as would have been afforded for the risk by this agreement if the risk had not been excluded shall nevertheless apply to such risk with respect to occurrences taking place prior to the 31st day after discovery by a member of such underwriting department of the existence of the hazard which makes the exclusion applicable.

In case, within such 30 day period, the Company shall have forwarded to the Reinsurer complete underwriting notice of its approval of the risk, the reinsurance shall apply with respect to such risk for the policy period reported in the same manner as if such risk were not so excluded, subject, however, to the terms of such notice of approval.

ARTICLE VII

DEFINITION OF OCCURRENCE.  The term “occurrence” shall mean any accident or occurrence or series of accidents or occurrences arising out of any one event and happening within the term and scope of this agreement.  Without limiting the generality of the foregoing, the term “occurrence” shall be held to include:

As respects Occupational Disease under Workers Compensation and Employers Liability, each case of an employee contracting any disease for which the Company may be liable shall be considered a separate and distinct occurrence and the date of each occurrence shall be deemed to be as follows:

(a)	If the case is compensable under the Workers Compensation Law or any Occupational Disease Compensation Act, the date of the beginning of the disability for which compensation is payable;

(b)	If the case is not compensable under the Workers Compensation Law or any Occupational Disease Compensation Act, the date of the disability due to said disease actually began;

(c)	Where claim is made after employment has ceased, then the date of the cessation of employment shall be deemed to be the date of disability.

ARTICLE VIII

DEFINITIONS OF LOSS AND CLAIM EXPENSES.

The word “loss” shall mean only such amounts:

(a)           within applicable policy limits as are actually paid by the Company in settlement of claims or in satisfaction of awards or judgments (including prejudgment interest and plaintiff’s costs included in the judgment and subject with the judgment to the applicable policy limit);

Page 8 of 17 Pages

(b)           equal to 90% of the amount paid by the Company for loss in excess of policy limits;

(c)           equal to 90% of the amount paid by the Company for extra contractual obligations;

(d)           paid by the Company as claim expenses;

provided, however, that in the event of insolvency of the Company, “loss” shall mean the amount of loss which the insolvent insurer has incurred or is liable for, and payment by the Reinsurer shall be made to the liquidator, receiver or other statutory successor of the Company in accordance with the provisions of the insolvency clause of this agreement.

Net salvage, subrogation or any other recovery (after expenses) shall be used to reduce the loss and so much of such recovery shall be paid to the Reinsurer as will reduce the loss ultimately borne by the Reinsurer to what it would have been had the recovery preceded any payment of such loss by the Reinsurer.

The term “claim expenses” shall mean all costs incurred by the Company in the settlement, defense, investigation or adjustment of claims under the Company’s policies subject to this agreement, including claims for loss in excess of policy limits and extra contractual obligations, court costs, interest upon judgments, and investigation, adjustment and legal expenses, incurred by the Company related to the services of persons who are not employees of the Company or of any subsidiary or affiliated companies of the Company, except in the case of field claim adjusters or staff attorneys and then only when the time spent by any adjuster or staff attorney is definitively allocated to a specific claim.  Claim expenses shall also include declaratory judgment expenses.

The term “declaratory judgment expenses” shall mean all legal expenses incurred in the representation of the Company in litigation brought to determine the Company’s defense and/or indemnification obligations that are allocable to any specific claim or loss applicable to policies subject to this agreement.

Neither the word “loss” nor the term “claim expenses” shall include:

(a)           salaries paid to employees of the Company, except as indicated above in the third paragraph of this article;

(b)           any statutory penalty imposed upon the Company on account of any unfair trade practice or any unfair claim practice.

ARTICLE IX

LOSS IN EXCESS OF POLICY LIMITS.  “Loss in excess of policy limits” is defined as loss in excess of the limit of the original policy, such loss in excess of the limit having been incurred because of failure by the Company to settle within the policy limit or by reason of alleged or actual negligence, fraud or bad faith in handling of a claim, rejecting an offer of settlement or in the preparation of the defense or in the trial of any action against its insured or in the preparation or prosecution of an appeal consequent upon such action.

Page 9 of 17 Pages

However, this article shall not apply to the extent the loss has been incurred due to fraud by a member of the Board of Directors or a corporate officer of the Company acting individually or collectively or in collusion with any individual or corporation or any other organization or party involved in the presentation, defense or settlement of any claim covered hereunder.

For the purposes of this article, the word “loss” shall mean any amounts which the Company would have been contractually liable to pay had it not been for the limit of the original policy.

With respect to coverage provided under this article, recoveries from any insurance or reinsurance other than this agreement, whether collectible or not, shall be deducted to arrive at the amount of the Company’s loss.

If any provision of this article shall be rendered illegal or unenforceable by the laws, regulations or public policy of any jurisdiction, such provision shall be considered void in such jurisdiction, but this shall not affect the validity or enforceability of any other provision of this article or the enforceability of such provision in any other jurisdiction.

ARTICLE X

EXTRA CONTRACTUAL OBLIGATIONS.  “Extra contractual obligations” are defined as those liabilities not covered under any other provision of this agreement and which arise from the handling of any claim on business covered hereunder, such liabilities arising because of, but not limited to, the following: failure by the Company to settle within the policy limit, or by reason of alleged or actual negligence, fraud or bad faith in handling of a claim, rejecting an offer of settlement or in the preparation of the defense or in the trial of any action against its insured or in the preparation or prosecution of an appeal consequent upon such action.

The date on which an extra contractual obligation is incurred by the Company shall be deemed, in all circumstances, to be the date of the original accident, casualty, disaster or loss occurrence.

However, coverage hereunder as respects extra contractual obligations shall not apply to the extent the loss has been incurred due to the fraud of a member of the Board of Directors or a corporate officer of the Company acting individually or collectively or in collusion with any individual or corporation or any other organization or party involved in the presentation, defense or settlement of any claim covered hereunder.

With respect to coverage provided under this article, recoveries from any insurance or reinsurance other than this agreement, whether collectible or not, shall be deducted to arrive at the amount of the Company’s loss.

Page 10 of 17 Pages

If any provision of this article shall be rendered illegal or unenforceable by the laws, regulations or public policy of any jurisdiction, such provision shall be considered void in such jurisdiction, but this shall not affect the validity or enforceability of any other provision of this article or the enforceability of such provision in any other jurisdiction.

ARTICLE XI

REINSURANCE PREMIUM.  As respects net premium income derived from policies reinsured under this agreement, the Company shall pay to the Reinsurer a reinsurance premium equal to .941% of the net premium income derived by the Company from those lines of business to which this agreement applies.

ARTICLE XII

NET PREMIUM INCOME.  The reinsurance rate shall apply to “net premium income” which shall mean premiums earned on or after the effective date and prior to the termination date of this agreement on policies to which this agreement applies before deduction of:

(a)           any policyholder dividends;

(b)           credits given for any insured policy with a deductible in excess of $2,500; and

(c)           premium for other reinsurance.

ARTICLE XIII

REPORTING AND ACCOUNTING.  Within 25 days after the close of each calendar month the Company shall furnish to the Reinsurer a report (in a form and medium satisfactory to the Reinsurer) of reinsurance premiums due the Reinsurer for such month.  Such report shall show and properly segregate (by state and line) the Company’s premiums to which the reinsurance premium rates apply, and such report shall contain such other statistical information as may be required by the Reinsurer.  The amount due the Reinsurer shall be remitted to the Reinsurer within 45 days after the close of such month.

ARTICLE XIV

CLAIMS.  The Company shall report promptly to the Reinsurer each occurrence which, in the Company’s reasonable estimate of value of injuries or damages sought, might involve the reinsurance afforded by this agreement and shall forward promptly to the Reinsurer copies of such pleadings and reports of investigation as may be requested by the Reinsurer.  Notwithstanding the Company’s reasonable estimate of value, any claim involving one or more of the following injuries shall be reported to the Reinsurer:

(a)           paraplegia or more extensive paralysis;

(b)           severe brain injury or brain damage prognosis;

(c)           severe burns;

Page 11 of 17 Pages

(d)           multiple fatalities.

The Company shall also notify the Reinsurer of any occurrence for which the Company has created a loss reserve equal to or greater than one half of the Company’s retention hereunder, or any occurrence giving rise to a bad faith claim covered by Article VIII (c) above.  The Company shall advise the Reinsurer of the estimated amount of loss and claim expenses in connection with each such occurrence and of any subsequent changes.

The Company agrees that it will investigate and will settle or defend all claims arising under policies with respect to which reinsurance is afforded by this agreement, and that it will give prompt notice to the Reinsurer of any claim in excess of the Company’s application retention and prompt notice of any other event or development which would involve the Reinsurer hereunder, and will forward promptly to the Reinsurer copies of such pleadings and reports of investigation as may be requested by the Reinsurer.

The Reinsurer may, at its own expense, participate with the Company in the investigation, adjustment or defense of claims to which, in the judgment of the Reinsurer, it is or might become exposed.

Should the right of subrogation or reimbursement arise out of a loss, a part of which was sustained by the Reinsurer hereunder, the Company agrees to enforce such right and to prosecute the claim arising therefrom.

The Reinsurer shall reimburse the Company or its legal representative promptly for loss against which indemnity is herein provided, upon receipt in the home office of the Reinsurer of satisfactory evidence of payment of such loss.

The Company shall furnish to the Reinsurer prior to the 20th day of December of each year a report and statement showing the estimated value of each outstanding claim subject to excess reinsurance hereunder.

ARTICLE XV

LIABILITY OF THE REINSURER.  The liability of the Reinsurer shall follow that of the Company in every case and shall be subject in all respects to all the general and special stipulations, clauses, waivers and modifications of the Company’s policy or policies and any endorsements thereon; provided however, that nothing herein shall be construed to extend any rights or obligations to any person not a party to this agreement.

Subject to the terms of the policies, the Company shall be the sole judge as to what shall constitute a claim or loss covered under the Company’s original policy and as to the Company’s liability thereunder and as to the amount or amounts which it shall be proper for the Company to pay thereunder, and the Reinsurer shall be bound by the judgment of the Company as to the liability and obligation of the Company.

No error or omission in reporting any risk or loss reinsured hereunder shall invalidate the liability of the Reinsurer, provided such error or omission is corrected promptly by the Company after discovery thereof, but the reporting of reinsurance not authorized by this agreement or by special acceptance hereunder shall not bind the Reinsurer, except for the return of premium paid therefor.

Page 12 of 17 Pages

ARTICLE XVI

OFFSET.  The Company or the Reinsurer may offset any balance, whether on account of premiums, commissions, loss or claim expenses due from one party to the other under this agreement or under any other reinsurance agreement heretofore or hereafter entered into between the Company and the Reinsurer, whether acting as assuming reinsurer or ceding company.

ARTICLE XVII

INSPECTION OF RECORDS.  The Reinsurer may inspect the records of the Company pertaining to the risks reinsured hereunder.

ARTICLE XVIII

ASSIGNMENTS AND CHANGES OF INTEREST.  No assignment or change of the Company’s interest hereunder, whether voluntary or involuntary and whether by merger or reinsurance of its entire business with another company or otherwise, shall be binding upon the Reinsurer.

ARTICLE XIX

DISPUTE RESOLUTION.

Part I - Choice Of Law And Forum

Any dispute arising under this agreement shall be resolved in the State of California, and the laws of the State of California shall govern the interpretation and application of this agreement.

Part II - Mediation

If a dispute between the Company and the Reinsurer, arising out of the provisions of this agreement or concerning its interpretation or validity and whether arising before or after termination of this agreement has not been settled through negotiation, both parties agree to try in good faith to settle such dispute by nonbinding mediation, before resorting to arbitration.

Page 13 of 17 Pages

Part III - Arbitration

(a)           Resolution of Disputes - As a condition precedent to any right of action arising hereunder, any dispute not resolved by mediation between the Company and the Reinsurer arising out of the provisions of this agreement or concerning its interpretation or validity, whether arising before or after termination of this agreement, shall be submitted to arbitration in the manner hereinafter set forth.

(b)           Composition of Panel - Unless the parties agree upon a single arbitrator within 15 days after the receipt of a notice of intention to arbitrate, all disputes shall be submitted to an arbitration panel composed of two arbitrators and an umpire chosen in accordance with Paragraph C. hereof.

(c)           Appointment of Arbitrators - The members of the arbitration panel shall be chosen from disinterested persons with at least 10 years experience in the insurance and reinsurance business.  Unless a single arbitrator is agreed upon, the party requesting arbitration (hereinafter referred to as the “claimant”) shall appoint an arbitrator and give written notice thereof by certified mail to the other party (hereinafter referred to as the “respondent”) together with its notice of intention to arbitrate.  Within 30 days after receiving such notice, the respondent shall also appoint an arbitrator and notify the claimant thereof by certified mail.  Before instituting a hearing, the two arbitrators so appointed shall choose an umpire.  If, within 20 days after the appointment of the arbitrator chosen by the respondent, the two arbitrators fail to agree upon the appointment of an umpire, each of them shall nominate three individuals to serve as umpire, of whom the other shall decline two and the umpire shall be chosen from the remaining two by drawing lots.  The name of the individual first drawn shall be the umpire.

(d)           Failure of Party to Appoint an Arbitrator - If the respondent fails to appoint an arbitrator within 30 days after receiving a notice of intention to arbitrate, the claimant’s arbitrator shall appoint an arbitrator on behalf of the respondent, such arbitrator shall then, together with the claimant’s arbitrator, choose an umpire as provided in Paragraph C. of Part III of this article.

(e)           If the Company is involved in a dispute under the terms of this agreement and in one or more separate disputes with one or more other reinsurers in which common questions of law or fact are in issue, the Company or the Reinsurer, at its option, may join with such other reinsurers in a common arbitration proceeding under the terms of this article.  If the Company and such other reinsurers have commenced arbitration, the Reinsurer may at its option join such proceeding for the determination of the dispute between the Company and the Reinsurer.

(f)            Submission of Dispute to Panel – Within 30 days after the notice of appointment of all arbitrators, the panel shall meet, and determine a timely period for discovery, discovery procedures and schedules for hearings.

(g)           Procedure Governing Arbitration - All proceedings before the panel shall be informal and the panel shall not be bound by the formal rules of evidence.  The panel shall have the power to fix all procedural rules relating to the arbitration proceeding.  In reaching any decision, the panel shall give due consideration to the customs and usages of the insurance and reinsurance business.

Page 14 of 17 Pages

(h)           Arbitration Award - The arbitration panel shall render its decision within 60 days after termination of the proceeding, which decision shall be in writing, stating the reasons therefor.  The decision of the majority of the panel shall be final and binding on the parties to the proceeding.  In no event, however, will the panel be authorized to award punitive, exemplary or consequential damages of whatsoever nature in connection with any arbitration proceeding concerning this agreement.

(i)            Cost of Arbitration - Unless otherwise allocated by the panel, each party shall bear the expense of its own arbitrator and legal expenses of its own counsel and shall jointly and equally bear with the other parties the expense of the umpire and the arbitration.

ARTICLE XX

TERMINATION.  This agreement shall continue in effect until terminated by mutual consent, or by either party’s giving to the other party not less than 180 days’ notice by registered mail or express delivery service, stating the termination date.

ATTACHMENTS:

1. Insolvency Clause

2. Nuclear Exclusion Clauses

ATTACHMENTS NOT INCLUDED

Page 15 of 17 Pages

THE UNDERLYING AGREEMENT EFFECTIVE JULY 1, 2002

AND AMENDMENTS NO. 1 THROUGH 8 FOLLOW

WORKERS’ COMPENSATION AND EMPLOYERS’ LIABILITY

EXCESS OF LOSS REINSURANCE AGREEMENT

(Contract No. 00984-060702)

July 1, 2002

ZENITH INSURANCE COMPANY

ZNAT INSURANCE COMPANY

ZENITH STAR INSURANCE COMPANY

WORKERS’ COMPENSATION AND EMPLOYERS’ LIABILITY

EXCESS OF LOSS REINSURANCE AGREEMENT

(Contract No. 00984-060702)

July 1, 2002

TABLE OF CONTENTS

Article		Page
I	Application of Agreement	1
II	Reinsurance	2
III	Terrorism Sublimit	2
IV	Exclusions	3
V	Excluded Risks Inadvertently Bound	4
VI	Definitions of Loss and Claim Expenses	5
VII	Indemnity for Claim Expenses	5
VIII	Reinsurance Premium	6
IX	Net Premium Income	6
X	Reporting and Accounting	6
XI	Claims	6
XII	Liability of Corporation	7
XIII	Offset	8
XIV	Inspection of Records	8
XV	Assignments and Changes of Interest	8
XVI	Termination	8
Attachments:
	Insolvency Clause	10
	Nuclear Incident Exclusion Clauses	10

WORKERS’ COMPENSATION AND EMPLOYERS’ LIABILITY

EXCESS OF LOSS REINSURANCE AGREEMENT

(Contract No. 00984-060702)

entered into between

EMPLOYERS REINSURANCE CORPORATION

of

Overland Park, Kansas

(hereinafter called the CORPORATION)

and

ZENITH INSURANCE COMPANY

ZNAT INSURANCE COMPANY

both of

Woodland Hills, California

ZENITH STAR INSURANCE COMPANY

of

Austin, Texas

(all hereinafter collectively called the REINSURED)

EFFECTIVE DATE: July 1, 2002

In consideration of the mutual covenants hereinafter contained, the parties hereto agree as follows:

ARTICLE I

APPLICATION OF AGREEMENT.  This agreement applies to the Workers’ Compensation and Employers’ Liability line of business, as respects occurrences taking place on or after the effective date and prior to the termination date of this agreement.

This agreement does not apply to:

(a)                                 reinsurance assumed by the REINSURED;

(b)                                policies written specifically as excess insurance over an underlying policy on the same insured;

(c)                                 policies written excess of a deductible or retention greater than $250,000 each occurrence, unless prior written approval is obtained from the CORPORATION by the REINSURED, in which case this agreement shall apply to any such policy subject to such notice of approval;

(d)                                business written by the REINSURED as a pro rata participant with one or more other insurers;

(e)                                 business to the extent that it is reinsured outside of this agreement, except:

(i)                                    reinsurance afforded the REINSURED under a reinsurance pooling arrangement among the REINSURED and its affiliates, recoveries under which shall be ignored for purposes of this agreement;

(ii)                                 quota share reinsurance provided by Odyssey America Reinsurance Corporation;

(f)                                   the REINSURED’S liability as a participant, member, subscriber or reinsurer of any pool, syndicate, association, insolvency fund, guaranty fund or other combination of insurers of reinsurers formed for the purpose of covering specific coverages, specific lines of business or for the purpose of insuring or reinsuring risks located in specific geographical areas.

The Insolvency Clause and the Nuclear Incident Exclusion Clauses are attached hereto and made a part of this agreement.

ARTICLE II

REINSURANCE.  As respects loss sustained by the REINSURED under Layer One of this agreement, for each occurrence regardless of the number of policies involved in such occurrence, the REINSURED shall retain as its own net retention the first $1,000,000 of loss and the CORPORATION hereby agrees to indemnify the REINSURED against loss in excess of such retention subject to a limit of $1,000,000.

As respects loss sustained by the REINSURED under Layer Two of this agreement, for each occurrence regardless of the number of policies involved in such occurrence, the CORPORATION hereby agrees to indemnify the REINSURED against loss in excess of the underlying amount of $2,000,000, subject to a limit of $1,000,000.

As respects loss sustained by the REINSURED under Layer Three of this agreement, for each occurrence regardless of the number of policies involved in such occurrence, the CORPORATION hereby agrees to indemnify the REINSURED against loss in excess of the underlying amount of $3,000,000, subject to a limit of $2,000,000.

As respects loss sustained by the REINSURED under Layer Four of this agreement, for each occurrence regardless of the number of policies involved in such occurrence, the CORPORATION hereby agrees to indemnify the REINSURED against loss in excess of the underlying amount of $5,000,000, subject to a limit of $5,000,000.

Occupational disease sustained by each employee shall be deemed to be a separate occurrence.

ARTICLE III

TERRORISM SUBLIMIT.  The following perils, risks and kinds of insurance are subject to an annual aggregate sublimit under this agreement:

Loss, destruction or damage occasioned by an act or multiple or related acts of Terrorism; whether such loss, destruction or damage is caused directly, indirectly, happening through, or in consequence of such Terrorism. The term “Terrorism” as used herein shall mean:

(a)                                 A violent act or an act dangerous to human life, tangible or intangible property or infrastructure, that is a violation of the criminal laws of the United States or of any State or Country, or that would be a criminal violation if committed within the jurisdiction of the United States or of any State or Country; and

(b)                                Appears to be intended to:

1.                                      Intimidate, coerce or incite a civilian population; or

2.                                      Inflict economic loss or disrupt any segment of a local, national or global economy; or

3.                                      Influence or protest against the policy or conduct of a government by any means including mass destruction, murder, kidnapping, hijacking, hostage-taking, intimidation or coercion.

Provided, however, that this sublimit only applies if one or more of the followings are attributable to an incident of Terrorism:

(a)                                 The total of insured damage to all types of property exceeds $25,000,000. In determining whether the $25,000,000 threshold is exceeded, we will include all insured damage sustained by property of all persons and entities affected by the Terrorism and business interruption losses sustained by owners or occupants of the damaged property. For the purpose of this provision, insured damage means damage that is covered by any insurance plus damage that would be covered by any insurance but for the application of any terrorism exclusions; or

(b)                                Ten or more persons sustain death or serious physical injury. For the purposes of this provision, serious physical injury means:

1.                                      Physical injury that involves a substantial risk of death; or

2.                                      Protracted and obvious physical disfigurement; or

3.                                      Protracted loss of or impairment of the function of a bodily member or organ; or

(c)                                 The Terrorism involves the use, release or escape of nuclear materials, or directly or indirectly results in nuclear reaction or radiation or radioactive contamination; or

(d)                                The Terrorism is carried out by means of the dispersal or application of pathogenic or poisonous biological or chemical materials; or

(e)                                 Pathogenic or poisonous biological or chemical materials are released, and it appears that one purpose of the Terrorism was to release such materials.

Other than paragraphs (c), (d) and (e), immediately preceding, paragraphs (a) and (b) immediately preceding, describe the thresholds used to measure the magnitude of an incident of Terrorism and the circumstances in which the threshold will apply for the purpose of determining whether the Terrorism Sublimit will apply to that incident. In the event of any incident of Terrorism that is not subject to the Terrorism Sublimit, coverage does not apply to any loss or damage that is otherwise excluded under this agreement.

Multiple incidents of Terrorism which occur within a seventy-two hour period and appear to be carried out in concert or to have a related purpose or common leadership shall be considered to be one incident.

As respects the subject business to which this agreement applies, all Terrorism loss amounts paid by the REINSURED for which this Terrorism Sublimit applies shall be combined and the total amount for which the CORPORATION shall be obligated shall not exceed $9,000,000 any one 12 month period.

For the purposes of the application of this provision:

(a)                                 “12 month period” means 12 calendar months beginning on the effective or anniversary date and ending on the date 12 calendar months thereafter.

(b)                                Any amount indemnified by the CORPORATION with respect to the subject business hereunder shall be a part of and not in addition to any other statement of the reinsurance limit(s) set out in this agreement.

ARTICLE IV

EXCLUSIONS.  Reinsurance does not apply to loss:

(a)                                  arising out of any of the following coverages or operations carried on by the insured as a principal operation:

(1)                                 Working or navigation of any vessel, other than light craft on inland waterways and dredging;

(2)                                 Manufacture, storage, filling, breaking down, or transport of:

(i)                                    Fireworks, ammunition, fuse, cartridges, powder, nitroglycerine or any explosive;

(ii)                                 Gasses and/or air under pressure in containers (but this exclusion shall not apply to the storage of distribution of liquid petroleum gas by wholesale or retail dealers);

(3)                                 Underground coal mines;

(4)                                 Manufacture of celluloid and pyroxylin;

(5)                                 Erection of structural iron and/or steel works, unless in conjunction with ordinary construction of buildings, except that this exclusion shall not apply to insureds engaged in steel work where such steel work erection is not beyond twelve stories in height;

(6)                                 Contractors doing building wrecking exclusively;

(7)                                 Tunneling;

(8)                                 Tower, steeple and chimney shaft work;

(9)                                 Operation of dry docks, docks, quays and wharves;

(10)                           Construction or maintenance of coffer dams;

(11)                           Subaqueous constructions and/or other subaqueous work;

(12)                           Oil tanks and/or refining works;

(13)                           Aviation risks involving flying risks;

(14)                           Operations involving atomic energy and nuclear fission;

(15)                           Operations of a carrier by rail;

(16)                           All exposures covered under the Jones Act.

(b)                                arising, directly or indirectly, out of:

(1)                                 War, including undeclared or civil war; or

(2)                                 Warlike action by a military force, including action in hindering or defending against an actual or expected attack, by any government, sovereign or other authority using military personnel or other agents; or

(3)                                 Insurrection, rebellion, revolution, usurped power, or action taken by governmental authority in hindering or defending against any of these.

The REINSURED may submit to the CORPORATION for special acceptance any risk excluded hereunder.

ARTICLE V

EXCLUDED RISKS INADVERTENTLY BOUND.  If, without the knowledge of a member of the REINSURED’S underwriting department, the REINSURED becomes bound on a risk specifically excluded in this agreement, such reinsurance as would have been afforded for the risk by this agreement if the risk had not been excluded shall nevertheless apply to such risk with respect to occurrences taking place prior to the 31st day after discovery by a member of such underwriting department of the existence of the hazard which makes the exclusion applicable.

In case, within such 30 day period, the REINSURED shall have forwarded to the CORPORATION complete underwriting notice of its approval of the risk, the reinsurance shall apply with respect to such risk for the policy period reported in the same manner as if such risk were not so excluded, subject, however, to the terms of such notice of approval.

ARTICLE VI

DEFINITIONS OF LOSS AND CLAIM EXPENSES.

The word “loss” shall mean only such amounts:

(a)                                 within applicable policy limits as are actually paid by the REINSURED in settlement of claims or in satisfaction of awards or judgments (including prejudgment interest and plaintiff’s costs included in the judgment and subject with the judgment to the applicable policy limit);

(b)                                equal to 90% of the amount paid by the REINSURED in excess of applicable third party liability coverage policy limits occasioned by liability imposed upon the REINSURED on account of the failure of the REINSURED to settle a claim for an amount within such policy limits;

(c)                                 equal to 90% of the amount paid by the REINSURED for punitive, exemplary, or compensatory damages awarded to the insured and arising out of the conduct of the REINSURED in the investigation, trial or settlement of any claim or failure to pay or delay in payment of any benefits under any policy.

Provided, however, that in the event of insolvency the REINSURED, “loss” shall mean the amount of loss which the insolvent insurer has incurred or is liable for, and payment by the CORPORATION shall be made to the liquidator, receiver or other statutory successor of the REINSURED in accordance with the provisions of the insolvency clause of this agreement; but the word “loss” shall not include claim expenses.

Net salvage, subrogation or any other recovery (after expenses) shall be used to reduce the loss and so much of such recovery shall be paid to the CORPORATION as will reduce the loss ultimately borne by the CORPORATION to what it would have been had the recovery preceded any payment of such loss by the CORPORATION.

The term “claim expenses” shall mean all payments under the supplementary payments provisions of the REINSURED’S policy, including court costs, interest upon judgments, and investigation, adjustment and legal expenses, incurred by persons who are not employees of the REINSURED or of any subsidiary or affiliated companies of the REINSURED, except in the case of field claim adjusters or staff attorneys and then only when the time spent by any adjuster or staff attorney is definitively allocated to a specific claim.

Recoveries from any form of insurance or reinsurance which protects the REINSURED against loss as described in subparagraphs (b) and (c) above of this Article shall inure to the benefit of this agreement.

Neither the word “loss” nor the term “claim expenses” shall include:

(a)                                 salaries paid to employees of the REINSURED, except as indicated above in the paragraph four of this article;

(b)                                any statutory penalty imposed upon the REINSURED on account of any unfair trade practice or any unfair claim practice.

ARTICLE VII

INDEMNITY FOR CLAIM EXPENSES.  The CORPORATION hereby agrees that, as respects reinsurance afforded by the other terms of this agreement, the CORPORATION will, with respect to each occurrence, indemnify the REINSURED against that proportion of claim expenses paid by the REINSURED that the amount of loss ultimately borne by the CORPORATION bears to the total amount of loss: Provided, however, that in the event a verdict, award or judgment is reduced or reversed by appeal taken by the REINSURED from an award or judgment, the CORPORATION shall indemnify the REINSURED against claim expenses paid by the REINSURED connected with such settlement or appeal in the same ratio that the benefit derived by the CORPORATION from such reduction or reversal bears to the total benefit resulting from such reduction or reversal.

ARTICLE VIII

REINSURANCE PREMIUM.  As respects net premium income derived from Layer One of this agreement, the REINSURED shall pay to the CORPORATION a reinsurance premium equal to 1.140% of the net premium income derived by the REINSURED from the line of business to which this agreement applies.

As respects net premium income derived from Layer Two of this agreement, the REINSURED shall pay to the CORPORATION a reinsurance premium equal to .525% of the net premium income derived by the REINSURED from the line of business to which this agreement applies.

As respects net premium income derived from Layer Three of this agreement, the REINSURED shall pay to the CORPORATION a reinsurance premium equal to .575% of the net premium income derived by the REINSURED from the line of business to which this agreement applies.

As respects net premium income derived from Layer Four of this agreement, the REINSURED shall pay to the CORPORATION a reinsurance premium equal to .31% of the net premium income derived by the REINSURED from the line of business to which this agreement applies.

The REINSURED shall also pay to the CORPORATION an additional reinsurance premium of $400,000 annually for the Terrorism coverage provided pursuant to Article III of this agreement.

ARTICLE IX

NET PREMIUM INCOME.  The reinsurance rate shall apply to “net premium income” which shall mean premiums earned on or after the effective date and prior to the termination date of this agreement on policies to which this agreement applies before deduction of:

(a)                                 any policyholder dividends;

(b)                                credits given for any insured policy with a deductible in excess of $2,500; and

(c)                                 premium for other reinsurance.

ARTICLE X

REPORTING AND ACCOUNTING.  Within 25 days after the close of each calendar month the REINSURED shall furnish to the CORPORATION a report (in a form and medium satisfactory to the CORPORATION) of reinsurance premiums due the CORPORAITON for such month. Such report shall show and properly segregate (by state and line) the REINSURED’S premiums to which the reinsurance premium rates apply, and such report shall contain such other statistical information as may be required by the CORPORATION. The amount due the CORPORATION shall be remitted to the CORPORATION within 45 days after the close of such month.

ARTICLE XI

CLAIMS.  The REINSURED shall report promptly to the CORPORATION each occurrence which, in the REINSURED’S reasonable estimate of value of injuries or damages sought, might involve the reinsurance afforded by this agreement and shall forward promptly to the CORPORATION copies of such pleadings and reports of investigation as may be requested by the CORPORATION. Notwithstanding the REINSURED’S reasonable estimate of value, any claim involving one or more of the following injuries shall be reported to the CORPORATION:

(a)                                 fatality;

(b)                                paraplegia or more extensive paralysis;

(c)                                 severe brain injury or brain damage prognosis;

(d)                                severe burns;

(e)                                 amputations of one or more limbs;

(f)                                   loss of sight or hearing to a substantial degree;

(g)                                back injury where surgery has been performed or is recommended by the treating doctor;

(h)                                severe laceration cases involving the face, arms or legs and leaving serious cosmetic deformity;

(i)                                    a claim for psychological injury for which there appears to be a reasonable basis;

(j)                                    multiple fractures or severe internal injuries with high residual permanent impairment;

(k)                                 any injury where there is, or appears probable, an alleged loss of earnings for one year or more.

The REINSURED shall also notify the CORPORATION of any occurrence for which the REINSURED has created a loss reserve equal to or greater than one half of the REINSURED’S retention hereunder, or any occurrence giving rise to a bad faith claim covered by Article VI (c) above. The REINSURED shall advise the CORPORATION of the estimated amount of loss and claim expenses in connection with each such occurrence and of any subsequent changes.

The REINSURED agrees that it will investigate and will settle or defend all claims arising under policies with respect to which reinsurance is afforded by this agreement, and that it will give prompt notice to the CORPORATION of any claim in excess of the REINSURED’S application retention and prompt notice of any other event or development which would involve the CORPORATION hereunder, and will forward promptly to the CORPORATION copies of such pleadings and reports of investigation as may be requested by the CORPORATION.

The CORPORATION may, at its own expense, participate with the REINSURED in the investigation, adjustment or defense of claims to which, in the judgment of the CORPORATION, it is or might become exposed.

Should the right of subrogation or reimbursement arise out of a loss, a part of which was sustained by the CORPORATION hereunder, the REINSURED agrees to enforce such right and to prosecute the claim arising therefrom.

The CORPORATION shall reimburse the REINSURED or its legal representative promptly for loss against which indemnity is herein provided, upon receipt in the home office of the CORPORATION of satisfactory evidence of payment of such loss.

The REINSURED shall furnish to the CORPORATION prior to the 20th day of December of each year a report and statement showing the estimated value of each outstanding claim subject to excess reinsurance hereunder.

ARTICLE XII

LIABILITY OF THE CORPORATION.  The liability of the CORPORATION shall follow that of the REINSURED in every case and shall be subject in all respects to all the general and special stipulations, clauses, waivers and modifications of the REINSURED’S policy or policies and any endorsements thereon; provided however, that nothing herein shall be construed to extend any rights or obligations to any person not a party to this agreement.

Subject to the terms of the policies, the REINSURED shall be the sole judge as to what shall constitute a claim or loss covered under the REINSURED’S original policy and as to the REINSURED’S liability thereunder and as to the amount or amounts which it shall be proper for the REINSURED to pay thereunder, and the CORPORATION shall be bound by the judgment of the REINSURED as to the liability and obligation of the REINSURED.

No error or omission in reporting any risk or loss reinsured hereunder shall invalidate the liability of the CORPORATION, provided such error or omission is corrected promptly by the REINSURED after discovery thereof, but the reporting of reinsurance not authorized by this agreement or by special acceptance hereunder shall not bind the CORPORATION, except for the return of premium paid therefor.

ARTICLE XIII

OFFSET.  The REINSURED or the CORPORATION may offset any balance, whether on account of premiums, commissions, loss or claim expenses due from one party to the other under this agreement or under any other reinsurance agreement heretofore or hereafter entered into between the REINSURED and the CORPORATION, whether acting as assuming reinsurer or ceding company.

ARTICLE XIV

INSPECTION OF RECORDS.  The CORPORATION may inspect the records of the REINSURED pertaining to the risks reinsured hereunder.

ARTICLE XV

ASSIGNMENTS AND CHANGES OF INTEREST.  No assignment or change of the REINSURED’S interest hereunder, whether voluntary or involuntary and whether by merger or reinsurance of its entire business with another company or otherwise, shall be binding upon the CORPORATION.

ARTICLE XVI

TERMINATION.  This agreement shall continue in effect until terminated by mutual consent, or by either party’s giving to the other party not less than 180 days’ notice in advance of any calendar quarter by registered mail or express delivery service, stating the termination date.

IN WITNESS WHEREOF, the parties hereto have caused this agreement to be signed in duplicate.

ZENITH INSURANCE COMPANY		EMPLOYERS REINSURANCE CORPORATION
/s/ JOHN J. TICKNER		/s/ GARRY L. SCHULTZ

Title:		Title:	Second Vice President
[Illegible]
Title:		Title:	Second Vice President
Date:	July 10, 2002	Date:	July 3, 2002

ZNAT INSURANCE COMPANY		ZENITH STAR INSURANCE COMPANY
/s/ JOHN J. TICKNER		/s/ JOHN J. TICKNER

Title:		Title:
Title:		Title:
Date:	July 10, 2002	Date:	July 10, 2002

ATTACHMENTS:

1.                                      Insolvency Clause

2.                                      Nuclear Incident Exclusion Clauses

ATTACHMENTS NOT INCLUDED

AMENDMENT NO. 1

The Workers’ Compensation and Employers’ Liability Excess of Loss Reinsurance Agreement of July 1, 2002, between EMPLOYERS REINSURANCE CORPORATION of Overland Park, Kansas and ZENITH INSURANCE COMPANY and ZNAT INSURANCE COMPANY, both of Woodland Hills, California and ZENITH STAR INSURANCE COMPANY of Austin, Texas is hereby amended as follows:

As respects occurrences taking place on or after September 1, 2002:

Article I (a) is hereby deleted and the following is submitted therefore:

(a) reinsurance assumed by the REINSURED, except for reinsurance assumed by the REINSURED from the CORPORATION relating to incidental exposures from the state of New Hampshire underwritten by Zenith Insurance Company and issued by Westport Insurance Corporation.

In all other respects not inconsistent herewith, said agreement shall remain unchanged.

IN WITNESS WHEREOF, the parties hereto have caused this amendment to be executed in duplicate.

ZENITH INSURANCE COMPANY		EMPLOYERS REINSURANCE
CORPORATION

/s/ John J. Tickner		/s/ signature illegible
Title: Senior Vice President		Title: Second Vice President

/s/ Jack Hasbrouck		/s/ signature illegible
Title: Senior Vice President		Title: Second Vice President

Date:	August 3, 2003	Date:	August 6, 2003

Page 1 of 1 Page

AMENDMENT NO. 2

The Workers’ Compensation and Employers’ Liability Excess of Loss Reinsurance Agreement of July 1, 2002, between EMPLOYERS REINSURANCE CORPORATION of Overland Park, Kansas and ZENITH INSURANCE COMPANY and ZNAT INSURANCE COMPANY, both of Woodland Hills, California and ZENITH STAR INSURANCE COMPANY of Austin, Texas is hereby amended as follows:

I.                                         As respects net premium income entered on the books and records of the REINSURED on and after July 1, 2003, Article VIII, REINSURANCE PREMIUM, is hereby deleted in its entirety and the following is substituted therefor:

ARTICLE VIII

REINSURANCE PREMIUM.  As respects net premium income derived from Layer One of this agreement, the REINSURED shall pay to the CORPORATION a reinsurance premium equal to 1.430% of the net premium income derived by the REINSURED from the line of business to which this agreement applies.

As respects net premium income derived from Layer Two of this agreement, the REINSURED shall pay to the CORPORATION a reinsurance premium equal to .525% of the net premium income derived by the REINSURED from the line of business to which this agreement applies.

As respects net premium income derived from Layer Three of this agreement, the REINSURED shall pay to the CORPORATION a reinsurance premium equal to .575% of the net premium income derived by the REINSURED from the line of business to which this agreement applies.

As respects net premium income derived from Layer Four of this agreement, the REINSURED shall pay to the CORPORATION a reinsurance premium equal to .290% of the net premium income derived by the REINSURED from the line of business to which this agreement applies.

As respects net premium income derived from all Layers of this agreement, the REINSURED shall pay to the CORPORATION a reinsurance premium equal to .100% of the net premium income derived from the line of business to which this agreement applies for the Terrorism coverage provided pursuant to Article III of this agreement.  In the event that the REINSURED has paid no Terrorism loss or claims expenses, for which it has or will seek indemnification from the CORPORATION attributable to an agreement year for 6 months after the expiration of such agreement year, the CORPORATION shall pay to the REINSURED a no claims bonus equal to .025% of the net premium income for such agreement year.  Should the REINSURED seek indemnification for a Terrorism loss or claims expenses for any agreement year for which it has previously received a no claims bonus, such bonus shall be deducted from any amount due to the REINSURED.

Page 1 of 2 Pages

II.                                     As respects occurrences taking place on or after July 1, 2003, subsection (a)(2)(ii) is hereby deleted from ARTICLE IV, EXCLUSIONS.

In all other respects not inconsistent herewith, said agreement shall remain unchanged.

IN WITNESS WHEREOF, the parties hereto have caused this amendment to be executed in duplicate.

ZENITH INSURANCE COMPANY		EMPLOYERS REINSURANCE
CORPORATION

/s/ John J. Tickner		/s/ signature illegible
Title:		Title: Second Vice President

/s/ signature illegible
Title:		Title: Second Vice President

Date:	July 28, 2003	Date:	July 21, 2003

ZNAT INSURANCE COMPANY		ZENITH STAR INSURANCE COMPANY

/s/ John J. Tickner		/s/ John J. Tickner
Title:		Title:

Title:		Title:

Date:		Date:

Page 2 of 2 Pages

AMENDMENT NO. 3

The Workers’ Compensation and Employers’ Liability Excess of Loss Reinsurance Agreement (Contract No. 00984-060702) of July 1, 2002, between EMPLOYERS REINSURANCE CORPORATION of Overland Park, Kansas and ZENITH INSURANCE COMPANY and ZNAT INSURANCE COMPANY, both of Woodland Hills, California and ZENITH STAR INSURANCE COMPANY of Austin, Texas is hereby amended as follows:

I.                                         As respects occurrences taking place on or after July 1, 2004, Article IV, EXCLUSIONS, as amended, is hereby deleted in its entirety and the following is substituted therefor:

ARTICLE IV

EXCLUSIONS.  Reinsurance does not apply to loss:

(a)                                  arising out of any of the following coverages or operations carried on by the insured as a principal operation:

(1)                                Working or navigation of any vessel, other than light craft on inland waterways and dredging;

(2)                              Manufacture, storage, filling, breaking down, or transport of fireworks, ammunition, fuse, cartridges, powder, nitroglycerine or any explosive;

(3)                                Underground mining and all coal mining whether above or below ground;

(4)                                Oil and natural gas exploration, drilling and refining, except maintenance work.  This exclusion does not apply to oil or gas geologists or scouts;

(5)                                Manufacture of celluloid and pyroxylin;

(6)                                Erection of structural iron and/or steel works, unless in conjunction with ordinary construction of buildings, except that this exclusion shall not apply to insureds engaged in steel work where such steel work erection is not beyond twelve stories in height;

(7)                                Contractors doing building wrecking exclusively;

(8)                                Shoring, underpinning, or moving of buildings or structures;

(9)                                Tunneling and subway construction;

Page 1 of 3 Pages

(10)                            Blasting;

(11)                            Tower, steeple and chimney shaft work;

(12)                            Operation of dry docks, quays and wharves;

(13)                            Construction or maintenance of coffer dams;

(14)                            Subaqueous constructions and/or other subaqueous work;

(15)                            Oil tanks and/or refining works;

(16)                            Aviation risks involving flying risks;

(17)                            Operations involving atomic energy and nuclear fission;

(18)                            Nuclear power plants;

(19)                            Use, handling and transportation of radioactive material, however this exclusion does not apply for medical use;

(20)                            Asbestos removal and encapsulation exposures;

(21)                            Operations of a carrier by rail;

(22)                            Professional sports teams except racing teams;

(23)                            All exposures covered under the Jones Act; or

(24)                            Employee leasing and Professional Employment Organizations (PEO’s);

(b)                                 arising, directly or indirectly, out of:

(1)                               War, including undeclared or civil war;

(2)                               Warlike action by a military force, including action in hindering or defending against an actual or expected attack, by any government, sovereign or other authority in using military personnel or other agents; or

(3)                              Insurrection, rebellion, revolution usurped power, or action taken by governmental authority in hindering or defending against any of these.

The REINSURED may submit to the CORPORATION for special acceptance any risk excluded hereunder.

Page 2 of 3 Pages

In all other respects not inconsistent herewith, said agreement shall remain unchanged.

IN WITNESS WHEREOF, the parties hereto have caused this amendment to be executed in duplicate.

ZENITH INSURANCE COMPANY		EMPLOYERS REINSURANCE
CORPORATION

/s/ John J. Tickner		/s/ signature illegible
Title:		Title: Second Vice President

/s/ signature illegible
Title:		Title: Second Vice President

Date:	May 10, 2004	Date:	May 5, 2004

ZNAT INSURANCE COMPANY		ZENITH STAR INSURANCE COMPANY

/s/ John J. Tickner		/s/ John J. Tickner
Title:		Title:

Title:		Title:

Date:		Date:

Page 3 of 3 Pages

AMENDMENT NO. 4

The Workers’ Compensation and Employers’ Liability Excess of Loss Reinsurance Agreement of July 1, 2002, between EMPLOYERS REINSURANCE CORPORATION of Overland Park, Kansas and ZENITH INSURANCE COMPANY and ZNAT INSURANCE COMPANY, both of Woodland Hills, California and ZENITH STAR INSURANCE COMPANY of Austin, Texas is hereby amended as follows:

As respects net premium income entered on the books and records of the REINSURED on and after January 1, 2005, the reinsurance premium rates set forth in Article VIII, REINSURANCE PREMIUM, as respects Layer One and Layer Three are hereby amended and, accordingly, the first and third paragraphs of that article are hereby deleted in their entirety and the following are substituted therefor:

REINSURANCE PREMIUM.  As respects net premium income derived from Layer One of this agreement, the REINSURED shall pay to the CORPORATION a reinsurance premium equal to 1.258% of the net premium income derived by the REINSURED from the line of business to which this agreement applies.

As respects net premium income derived from Layer Three of this agreement, the REINSURED shall pay to the CORPORATION a reinsurance premium equal to .532% of the net premium income derived by the REINSURED from the line of business to which this agreement applies.

In all other respects not inconsistent herewith, said agreement shall remain unchanged.

Page 1 of 2 Pages

IN WITNESS WHEREOF, the parties hereto have caused this amendment to be executed in duplicate.

ZENITH INSURANCE COMPANY		EMPLOYERS REINSURANCE
CORPORATION

/s/John J. Tickner		/s/ signature illegible
Title: Senior Vice President		Title: Second Vice President

/s/ Jack D. Miller		/s/ Janet A. Popek
Title: President		Title: Second Vice President

Date:	March 8, 2005	Date:	March 3, 2005

ZNAT INSURANCE COMPANY		ZENITH STAR INSURANCE COMPANY

/s/ John J. Tickner		/s/ John J. Tickner
Title: Senior Vice President		Title: Senior Vice President

/s/ Jack D. Miller		/s/ Jack D. Miller
Title: President		Title: President

Date:	March 8, 2005	Date:	March 8, 2005

Page 2 of 2 Pages

AMENDMENT NO. 5

The Workers’ Compensation and Employers’ Liability Excess of Loss Reinsurance Agreement of July 1, 2002, between EMPLOYERS REINSURANCE CORPORATION of Overland Park, Kansas and ZENITH INSURANCE COMPANY and ZNAT INSURANCE COMPANY, both of Woodland Hills, California and ZENITH STAR INSURANCE COMPANY of Austin, Texas is hereby amended as follows:

As respects net premium income entered on the books and records of the REINSURED on and after January 1, 2006, the reinsurance premium rate set forth in Article VIII, REINSURANCE PREMIUM, as amended, as respects Layer One is hereby decreased from 1.258% to 1.143%.

In all other respects not inconsistent herewith, said agreement shall remain unchanged.

IN WITNESS WHEREOF, the parties hereto have caused this amendment to be executed in duplicate.

ZENITH INSURANCE COMPANY		EMPLOYERS REINSURANCE
CORPORATION

/s/ Jack Hasbrouck		/s/ signature illegible
Title: Senior Vice President		Title: Second Vice President

/s/ Diane Heidenreich		/s/ Janet A. Popek
Title: Vice President		Title: Second Vice President

Date:	March 7, 2006	Date:	March 2, 2006

ZNAT INSURANCE COMPANY		ZENITH STAR INSURANCE COMPANY

/s/ Jack Hasbrouck		/s/ Jack D. Miller
Title: Senior Vice President		Title: President

/s/ Diane Heidenreich		/s/ Robert E. Meyer
Title: Vice President		Title: Senior Vice President & Actuary

Date:	March 7, 2006	Date:	March 7, 2006

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AMENDMENT NO. 6

The Workers’ Compensation and Employers’ Liability Excess of Loss Reinsurance Agreement of July 1, 2002, between EMPLOYERS REINSURANCE CORPORATION of Overland Park, Kansas and ZENITH INSURANCE COMPANY and ZNAT INSURANCE COMPANY, both of Woodland Hills, California and ZENITH STAR INSURANCE COMPANY of Austin, Texas is hereby amended as follows:

I.              In recognition of the merger between Zenith Star Insurance Company and Zenith Insurance Company effective September 30, 2005, in which Zenith Insurance Company was the surviving corporation, the name Zenith Star Insurance Company shall no longer appear as a separate reinsured hereunder as of such date.

II.            By way of correction, the effective date for the reinsurance premium rate change set forth in Amendment No. 5 is hereby changed from January 1, 2006 to March 1, 2006.

In all other respects not inconsistent herewith, said agreement shall remain unchanged.

IN WITNESS WHEREOF, the parties hereto have caused this amendment to be executed in duplicate.

ZENITH INSURANCE COMPANY		EMPLOYERS REINSURANCE
CORPORATION

/s/ Jack D. Miller		/s/ signature illegible
Title:		Title: Second Vice President

/s/ Robert E. Meyer		/s/ signature illegible
Title:		Title: Second Vice President

Date:	April 13, 2006	Date:	April 6, 2006

ZNAT INSURANCE COMPANY

/s/ Jack D. Miller
Title:

/s/ Robert E. Meyer
Title: Vice President

Date:	April 13, 2006

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AMENDMENT NO. 7

The Workers’ Compensation and Employers’ Liability Excess of Loss Reinsurance Agreement of July 1, 2002, between EMPLOYERS REINSURANCE CORPORATION of Overland Park, Kansas, and ZENITH INSURANCE COMPANY and ZNAT INSURANCE COMPANY, both of Woodland Hills, California, is hereby amended as follows:

I.              As respects occurrences taking place on or after May 1, 2007, and net premium income entered on the books and records of the REINSURED on and after such date:

A.            All references to separate layers under this agreement are hereby deleted, and Article II, Reinsurance, and Article VIII, Reinsurance Premium, are hereby amended as described herein.

B.            Article II, Reinsurance, is hereby deleted in its entirety and the following is substituted therefor:

ARTICLE II

REINSURANCE.  As respects loss sustained by the REINSURED under this agreement, for each occurrence regardless of the number of policies involved in such occurrence, the REINSURED shall retain as its own net retention the first $5,000,000 of loss and the CORPORATION hereby agrees to indemnify the REINSURED against loss in excess of such retention subject to a limit of $5,000,000 each occurrence and an annual aggregate limit of $25,000,000, the first such annual period commencing on May 1, 2007 and ending the following April 30, and each successive 12 calendar month period thereafter.

Occupational disease sustained by each employee shall be deemed to be a separate occurrence.

C.            The Terrorism Sublimit specified in Article III, Terrorism Sublimit, is hereby decreased from $9,000,000 to $5,000,000 any one 12 month period.

D.            Article VIII, Reinsurance Premium, as amended, is hereby deleted in its entirety and the following is substituted therefor:

ARTICLE VIII

REINSURANCE PREMIUM.  As respects net premium income derived from policies reinsured under this agreement, the REINSURED shall pay to the CORPORATION a reinsurance premium equal to .834% of the net premium income derived by the REINSURED from those lines of business to which this agreement applies.

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II.            As respects occurrences taking place on or after May 1, 2007:

A.            The following new article is hereby added to this agreement:

ARTICLE V-A

DEFINITION OF OCCURRENCE.  The term “occurrence” shall mean any accident or occurrence or series of accidents or occurrences arising out of any one event and happening within the term and scope of this agreement.  Without limiting the generality of the foregoing, the term “occurrence” shall be held to include:

As respects Occupational Disease under Workers Compensation and Employers Liability, each case of an employee contracting any disease for which the REINSURED may be liable shall be considered a separate and distinct occurrence and the date of each occurrence shall be deemed to be as follows:

(a)           If the case is compensable under the Workers Compensation Law or any Occupational Disease Compensation Act, the date of the beginning of the disability for which compensation is payable;

(b)           If the case is not compensable under the Workers Compensation Law or any Occupational Disease Compensation Act, the date of the disability due to said disease actually began;

(c)           Where claim is made after employment has ceased, then the date of the cessation of employment shall be deemed to be the date of disability.

B.            The following new paragraph is hereby added to Article VI, Definitions of Loss and Claim Expenses:

However, coverage in excess of policy limits and coverage for extra contractual obligations, as described in subparagraphs (b) and (c) of this article, respectively, shall not apply where the loss has been incurred due to fraud by a member of the Board of Directors or a corporate officer of the REINSURED acting individually or collectively or in collusion with an individual or corporation or any other organization or party involved in the presentation, defense or settlement of any claim covered hereunder.

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III.           Effective May 1, 2007:

A.            The following new paragraph is hereby added to Article VI, Definitions of Loss and Claim Expenses:

If any provision of this article shall be rendered illegal or unenforceable by the laws, regulations or public policy of any state, such provision shall be considered void in such state, but this shall not affect the validity or enforceability of any other provision of this article or the enforceability of such provision in any other jurisdiction.

B.            The following new article is hereby added to this agreement:

ARTICLE XV-A

DISPUTE RESOLUTION.

Part I - Choice Of Law And Forum

Any dispute arising under this agreement shall be resolved in the State of California, and the laws of the State of California shall govern the interpretation and application of this agreement.

Part II - Mediation

If a dispute between the REINSURED and the CORPORATION, arising out of the provisions of this agreement or concerning its interpretation or validity and whether arising before or after termination of this agreement has not been settled through negotiation, both parties agree to try in good faith to settle such dispute by nonbinding mediation, before resorting to arbitration.

Part III - Arbitration

A.            Resolution of Disputes - As a condition precedent to any right of action arising hereunder, any dispute not resolved by mediation between the REINSURED and the CORPORATION arising out of the provisions of this agreement or concerning its interpretation or validity, whether arising before or after termination of this agreement, shall be submitted to arbitration in the manner hereinafter set forth.

B.            Composition of Panel - Unless the parties agree upon a single arbitrator within 15 days after the receipt of a notice of intention to arbitrate, all disputes shall be submitted to an arbitration panel composed of two arbitrators and an umpire chosen in accordance with Paragraph C. hereof.

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C.            Appointment of Arbitrators - The members of the arbitration panel shall be chosen from disinterested persons with at least 10 years experience in the insurance and reinsurance business.  Unless a single arbitrator is agreed upon, the party requesting arbitration (hereinafter referred to as the “claimant”) shall appoint an arbitrator and give written notice thereof by certified mail, to the other party (hereinafter referred to as the “respondent”) together with its notice of intention to arbitrate.  Within 30 days after receiving such notice, the respondent shall also appoint an arbitrator and notify the claimant thereof by certified mail.  Before instituting a hearing, the two arbitrators so appointed shall choose an umpire.  If, within 20 days after the appointment of the arbitrator chosen by the respondent, the two arbitrators fail to agree upon the appointment of an umpire, each of them shall nominate three individuals to serve as umpire, of whom the other shall decline two and the umpire shall be chosen from the remaining two by drawing lots.  The name of the individual first drawn shall be the umpire.

D.            Failure of Party to Appoint an Arbitrator - If the respondent fails to appoint an arbitrator within 30 days after receiving a notice of intention to arbitrate, the claimant’s arbitrator shall appoint an arbitrator on behalf of the respondent, such arbitrator shall then, together with the claimant’s arbitrator, choose an umpire as provided in Paragraph C. of Part III of this Article.

E.             If the REINSURED is involved in a dispute under the terms of this agreement and in one or more separate disputes with one or more other reinsurers in which common questions of law or fact are in issue, the REINSURED or the CORPORATION, at its option, may join with such other reinsurers in a common arbitration proceeding under the terms of this article.  If the REINSURED and such other reinsurers have commenced arbitration, the CORPORATION may at its option join such proceeding for the determination of the disupte between the REINSURED and the CORPORATION.

F.             Submission of Dispute to Panel – Within 30 days after the notice of appointment of all arbitrators, the panel shall meet, and determine a timely period for discovery, discovery procedures and schedules for hearings.

G.            Procedure Governing Arbitration - All proceedings before the panel shall be informal and the panel shall not be bound by the formal rules of evidence.  The panel shall have the power to fix all procedural rules relating to the arbitration proceeding.  In reaching any decision, the panel shall give due consideration to the customs and usages of the insurance and reinsurance business.

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H.            Arbitration Award - The arbitration panel shall render its decision within 60 days after termination of the proceeding, which decision shall be in writing, stating the reasons therefor.  The decision of the majority of the panel shall be final and binding on the parties to the proceeding.  In no event, however, will the panel be authorized to award punitive, exemplary or consequential damages of whatsoever nature in connection with any arbitration proceeding concerning this agreement.

I.              Cost of Arbitration - Unless otherwise allocated by the panel, each party shall bear the expense of its own arbitrator and shall jointly and equally bear with the other parties the expense of the umpire and the arbitration.

In all other respects not inconsistent herewith, said agreement shall remain unchanged.

IN WITNESS WHEREOF, the parties hereto have caused this amendment to be executed in duplicate.

ZENITH INSURANCE COMPANY		EMPLOYERS REINSURANCE CORPORATION

/s/ Jack D. Miller		/s/ Lawrence D. Hunter-Blank
Title: President		Title: Vice President

/s/ Michael E. Jansen		/s/ Holly W. Lowe
Title: Executive Vice President and General		Title: Second Vice President
Counsel

Date:	July 20, 2007	Date:	July 18, 2007

ZNAT INSURANCE COMPANY

/s/ Jack D. Miller
Title: President

/s/ Michael E. Jansen
Title: Executive Vice President and General
Counsel

Date:	July 20, 2007

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AMENDMENT NO. 8

The Workers’ Compensation and Employers’ Liability Excess of Loss Reinsurance Agreement of July 1, 2002, between EMPLOYERS REINSURANCE CORPORATION of Overland Park, Kansas and ZENITH INSURANCE COMPANY and ZNAT INSURANCE COMPANY, both of Woodland Hills, California, is hereby amended as follows:

As respects occurrences taking place on or after April 1, 2008, the following paragraph is hereby added as the final paragraph of Article II, Reinsurance:

Notwithstanding any provision of this agreement to the contrary, the Company has the right to carry facultative reinsurance up to $2,500,000 each occurrence with respect to its net retained liability pertaining to its Florida horse related business.  The Company may make changes in such facultative reinsurance without notice to the Reinsurer, and such facultative reinsurance shall not be taken into account in calculating the net retention of the Company for the purpose of this agreement; nether shall any portion of the recoveries under such facultative reinsurance be deducted in arriving at the gross and net loss of the Company hereunder, nor shall the Company’s right of recovery hereunder be impaired thereby.  Recoveries under such facultative reinsurance shall inure solely to the benefit of the Company.

In all other respects not inconsistent herewith, said agreement shall remain unchanged.

IN WITNESS WHEREOF, the parties hereto have caused this amendment to be executed in duplicate.

ZENITH INSURANCE COMPANY		WESTPORT INSURANCE CORPORATION
(formerly named Employers Reinsurance
Corporation)

/s/ Jack D. Miller		/s/ signature illegible
Title: President		Title: Senior Vice President

/s/ Michael E. Jansen		/s/ signature illegible
Title:	Executive Vice President and	Title: Senior Vice President
General Counsel

Date:	April 29, 2008	Date:	April 25, 2008

ZNAT INSURANCE COMPANY

/s/ Jack D. Miller
Title: President

/s/ Michael E. Jansen
Title:	Executive Vice President and
General Counsel

Date:	April 29, 2008

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